UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 3, 2005
                        (Date of Earliest Event Reported)

                           CYBER DEFENSE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                      333-46424               55-0876130
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      10901 Roosevelt Boulevard, Suite 100-D, St. Petersburg, Florida 33716
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 577-0873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On June 6, 2005, Cyber Defense Systems, Inc. (the "Company") issued a press release announcing its entry into a definitive agreement effective as of June 3, 2005 with 21st Century Airships, Inc. ("C21") and Techsphere Systems International, LLC (the "C21 Agreement"). Pursuant to the C21 Agreement, the Company agreed to lend an additional $250,000 to TSI pursuant to a secured promissory note, payable in full by May 24, 2006, bearing simple interest at the rate of 12% per annum ("New TSI Note"), and the Company, on behalf of TSI, agreed to issue a promissory note to C21 for payment of the balance of a license fee owed by TSI to C21. The promissory note to C21 is payable in full on August 24, 2005 with interest at the rate of 12% per annum (the "Cyber Note"). The press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

      Effective on June 3, 2005, the Company and TSI executed an amendment to an agreement dated as of May 20, 2005 between TSI, and its respective majority controlling equity owners, the Company, and its controlling shareholders (the "Amendment"). Pursuant to the Amendment, the Company changed the maturity date of the previously issued $1,000,000 principal aggregate TSI secured promissory note to May 24, 2006. In addition, the Company agreed to issue to C21 the Cyber Note as payment in full of the balance of the license fee. As consideration for such issuance, TSI issued the New TSI Note to the Company. The Amendment also requires that the New TSI Note, Cyber Note and any notes issued by TSI to the Company in consideration for the Company's Chief Executive Officer, Mr. Robinson, undertaking to renegotiate certain obligations of TSI (the "Other Creditors Notes"), will be secured by a first lien on all of TSI's assets; provided, however, at the effective date of the merger (assuming exercise of the option to merge) of TSI with and into the Company, such security interest will be released by the Company. Furthermore, TSI and the Company have the right to amend, replace or cancel the New TSI Note, Cyber Note, the Other Creditor Notes and the security agreement without the consent of the other parties to the Amendment.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

      Exhibit
      Number    Description
      ------    -----------

      99.1      Press Release dated June 6, 2005
      99.2      Agreement with TSI and C21
      99.3      Amendment No. 1 to the Agreement with TSI
      99.4      Amended $1,000,000 principal aggregate TSI Promissory Note
      99.5      New TSI Note
      99.6      Cyber Note
      99.7      First Amended and Restated Security Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CYBER DEFENSE SYSTEMS, INC.


                                        By: /s/ James Alman
                                            ------------------------------------
                                            James Alman
                                            President

Dated: June 6, 2005